Exhibit 4.1

COMMON STOCK	COMMON STOCK

NUMBER		SHARES
AG 5001
CUSIP 023177 10 8
INCOPORATED UNDER THE LAWS OF		SEE REVERSE FOR
THE STATE OF DELAWARE		CERTAIN DEIFINITIONS

AmbassadorsGroup, Inc.

THIS CERTIFIES THAT

PROOF

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
AMBASSADORS GROUP, INC.

(hereinafter, the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation, as amended, and Bylaws, as amended. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duty authorized officers.

DATED
CHIEF FINANCIAL OFFICER	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

AMBASSADORS GROUP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	-as tenants by the entireties		(Cust)	(Minor)
JT TEN	-as joint tenants with right		under Uniform Gifts to Minors
of survivorship and not as
	tenants in common		Act
(State)

		UNIF TRF MIN ACT		Custodian (until age________ )
(Cust)

under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For Value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated		X

X
	NOTICE	WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
SIGNATURES GUARANTEED:

By
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.